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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): August 14, 2003


                       APPLIED DIGITAL SOLUTIONS, INC.
           (Exact name of registrant as specified in its charter)

   MISSOURI                     000-26020                    43-1641533
   --------                     ---------                    ----------
(State or other           (Commission File No.)             (IRS Employer
jurisdiction of                                          Identification No.)
incorporation)


                        400 ROYAL PALM WAY, SUITE 410
                          PALM BEACH, FLORIDA 33480
                  (Address of principal executive offices)

                                561-805-8000
            (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibit is furnished as part of this Current Report on Form
8-K:

         (99.1)            Press Release dated August 14, 2003.



ITEM 9.  REGULATION FD DISCLOSURE

On August 14, 2003, Applied Digital Solutions, Inc. issued a press release disclosing its financial results for the three and six-months ended June 30, 2003, which is set forth as Exhibit 99.1 to this Current Report. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.



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                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     APPLIED DIGITAL SOLUTIONS, INC.

                                     By: /s/ Evan C. McKeown
                                        ---------------------------------
                                     Name:   Evan C. McKeown
                                     Title:  Senior Vice President and
                                             Chief Financial Officer


Dated: August 15, 2003





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                              INDEX TO EXHIBITS


Exhibit Number                  Description
--------------                  -----------


     99.1                       Copy of Press Release dated August 14, 2003.